Corporate information	12 Months Ended
Jun. 30, 2025
Corporate Information
Corporate information

1. Corporate information

Mixed Martial Arts Group Limited (the Company) was incorporated in March 2013 under the laws of Australia under the name Wimp 2 Warrior Limited. The corporate name was changed to Alta Global Group Limited in February 2022 and to Mixed Martial Arts Group Limited in December 2024. We do business as MMA.INC and are domiciled in Australia.

The Company, an Australian company, is listed solely on NYSE American and is governed by the rules of the NYSE American and the U.S. Securities and Exchange Commission. For purposes of US securities law the Company is a “foreign private issuer” (FPI). In addition, the Company qualifies as an “emerging growth company” for U.S. securities law purposes. The Company is a for-profit Australian unlisted public company limited by shares with a principal place of business at Level 1, Suite 1, 29-33 The Corso, Manly, New South Wales 2095.